                            ------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
                            ------------------------

      Date of Report (Date of earliest event reported): September 28, 2006

                                VOYAGER ONE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

           0-32737                                       88-049002272
------------------------------                 ---------------------------------
   (Commission File Number)                    (IRS Employer Identification No.)

                   16 East Hinsdale Avenue, Hinsdale, IL 60521
     -----------------------------------------------------------------------
               Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (630) 325-7130

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
--------- ------------------------------------------

     On September 28, 2006, Voyager One entered into an amendment to the independent consultant agreement with Summit Financial Partners, LLC executed September 22, 2006 with an effective date of September 11, 2006 for investors' communications and public relations services. Under the terms of the original agreement, Voyager One was to issue a total of 4,500,000 shares of the Company's restricted common stock to certain designated principals of Summit. Pursuant to the amendment, Summit changed the allocation of the shares from the previously designated principals.

Item 9.01  Financial Statements and Exhibits
---------  ---------------------------------

(d) Exhibits

10.1 Consent to Amendment of Independent Consulting Agreement Executed September 22, 2006 effective September 28, 2006.



                           SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 4, 2006             VOYAGER ONE, INC.

                                   By: /s/ John Lichter
                                   -------------------------------
                                   Chief Executive Officer



                                        3